SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 19, 2000

                             JUSTIN INDUSTRIES, INC.
                (Exact Name of Registrant as Specified in Charter)

                             0-3041
                             (Commission File Number)


             Texas                                  75-0102185
(State or other jurisdiction            (IRS Employer Identification No.)
 of incorporation)

    2821 West Seventh Street
      Fort  Worth,  Texas                               76107
 (Address of principal executive offices)            (Zip Code)

                                  (817) 336-5125
               (Registrant's telephone number, including area code)

Item 5.     Other Events.

      On June 19, 2000, Justin Industries, Inc., a Texas corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Berkshire Hathaway Inc., a Delaware corporation ("Berkshire"), J Acquisition Corp., a Texas corporation and a wholly owned subsidiary of Berkshire ("Purchaser"), and the Company.

     Pursuant to the Merger Agreement, Purchaser will offer to purchase, through a cash tender offer, all of the outstanding shares of the Company's common stock for $22.00 per share. The cash tender will commence by June 27, 2000, and is not subject to any financing conditions. Following the tender offer, subject to the terms of the Merger Agreement, Purchaser will merge with the Company. In the merger, the Company's shareholders will receive $22.00 per share in cash for each share of the Company's common stock. The offer is conditioned upon, among other things, there being tendered and not withdrawn prior to the expiration date of the offer at least 67% of outstanding Company common shares on a fully-diluted basis. This condition can be waived by Purchaser under certain circumstances. The offer will expire twenty business days after it is commenced, but it may be extended by Purchaser under certain circumstances. The acquisition is subject to regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act and other customary conditions.

     The Company's Board of Directors unanimously approved the Merger Agreement. Mr. John S. Justin, Jr. and trusts that he controls (the "Stockholders"), which own approximately 20% of the outstanding Company shares, have agreed, pursuant to a Stockholders Agreement, dated as of June 19, 2000 (the "Stockholders Agreement"), among Berkshire, Purchaser and the Stockholders, to tender all their shares and to vote all their shares in favor of the merger and against any alternative acquisition proposal. In addition, the Stockholders have granted Purchaser an option with respect to their shares exercisable under certain conditions.

      In connection with the Merger Agreement, on June 19, 2000, prior to the execution and delivery of the Merger Agreement, the Company and The Bank of New York, as Rights Agent, executed an amendment to the Rights Agreement dated as of October 6, 1989, as amended by Amendment No. 1 thereto dated October 4, 1990, as amended by Amendment No. 2 thereto dated October 6, 1999, between the Company and the Rights Agent (the "Rights Agreement") such that the execution and delivery of, and the consummation of the transactions contemplated by, the Merger Agreement, including, without limitation, the Stockholders Agreement, would not result in (i) Berkshire, Purchaser, or their respective affiliates and associates being an Acquiring Person, (ii) the occurrence of a Shares Acquisition Date, a Distribution Date, a "flip over" event under Section 13 of the Rights Agreement, or (iii) the Company having any obligation or the holders having any rights with respect to the common stock purchase rights (the "Rights") or the Rights Agreement, including, without limitation, the Rights becoming exercisable. For purposes hereof, the terms "Acquiring Person," "Shares Acquisition Date" and "Distribution Date" shall have the respective meanings ascribed thereto in the Rights Agreement. The term "flip over" event shall mean any merger, sale, transfer or other transaction or event specified in
Section 13 of the Rights Agreement.

      The foregoing descriptions of the Merger Agreement, the Stockholders Agreement and Amendment No. 3 to Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Stockholders Agreement and Amendment No. 3 to Rights Agreement, copies of which are incorporated by reference as Exhibits 2.1, 2.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the press release announcing the transaction is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

2.1 Agreement and Plan of Merger, dated June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp. and Justin Industries, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Berkshire Hathaway Inc. filed on June 20, 2000).

2.2 Stockholders Agreement, dated June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp., John S. Justin, Jr., John and Jane
     Justin Charitable Remainder Unitrust under Agreement dated June 20, 1998 and John S. Justin, Jr., Charitable Remainder Trust under Agreement dated October 12, 1992 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Berkshire Hathaway Inc. filed on June 20, 2000).

4.1 Amendment No. 3 to Rights Agreement, dated as of June 19, 2000, between Justin Industries, Inc. and The Bank of New York as Rights Agent (incorporated by reference to Amendment No. 3 on Form 8-A/A to Registration Statement on Form 8-A dated June 20, 2000).

99.1 Press Release issued by Justin Industries, Inc. and Berkshire Hathaway Inc. on June 20, 2000 (incorporated by reference to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Justin Industries, Inc. on June 20, 2000).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JUSTIN INDUSTRIES, INC.


Date: June 20, 2000                 By: /s/Richard J. Savitz

                                    Name:  Richard J. Savitz
                                    Title: Senior Vice President
                                           And Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit No.         Description

2.1 Agreement and Plan of Merger, dated June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp. and Justin Industries, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Berkshire Hathaway Inc. filed on June 20, 2000).

2.2 Stockholders Agreement, dated June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp., John S. Justin, Jr., John and Jane
     Justin Charitable Remainder Unitrust under Agreement dated June 20, 1998 and John S. Justin, Jr., Charitable Remainder Trust under Agreement dated October 12, 1992 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Berkshire Hathaway Inc. filed on June 20, 2000).

4.1 Amendment No. 3 to Rights Agreement, dated as of June 19, 2000 between Justin Industries, Inc. and The Bank of New York as Rights Agent (incorporated by reference to Amendment No. 3 on Form 8-A/A to Registration Statement on Form 8-A dated June 20, 2000).

99.1 Press Release issued by Justin Industries, Inc. and Berkshire Hathaway Inc. on June 20, 2000 (incorporated by reference to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Justin Industries, Inc. on June 20, 2000).